                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned officer and director of Torchmark Corporation (the "Company") constitutes and appoints Gary Coleman, Larry M. Hutchison and Carol
A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1987 Stock Incentive Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


Date: October 9, 1998                    /s/ C.B. Hudson
     -----------------------            ---------------------------------
                                         C.B. Hudson
                                         Chairman, President and Chief
                                         Executive Officer and Director
                                         (Principal Financial Officer)

                                                                    EXHIBIT 24.2


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned officer of Torchmark Corporation (the "Company") constitutes and appoints Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1987 Stock Incentive Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


Date: October 1, 1998                    /s/ Gary L. Coleman
     -----------------------            ---------------------------------
                                         Gary L. Coleman
                                         Vice President and Chief
                                         Accounting Officer

                                                                    EXHIBIT 24.3


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints R.K. Richey, Gary Coleman, Larry M. Hutchison and Carol
A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Torchmark Corporation 1987 Stock Incentive Plan and the accompanying Form S-3 resale prospectus and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


Date: September 30, 1998                 /s/ George J. Records
     -----------------------            ---------------------------------
                                         George J. Records
                                         Director